UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2020

CAPRI HOLDINGS LTD
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
As previously disclosed, on November 15, 2018, Capri Holdings Limited (the “Company”) entered into a third amended and restated senior unsecured credit facility as amended by the first amendment entered into as of March 2020 (as amended, the “2018 Credit Facility”) with, among others, JPMorgan Chase Bank, N.A., as administrative agent. Under the 2018 Credit Facility, the Company had Term Loans of $1.015 billion outstanding and approximately $300 million of availability under its Revolving Credit Facility as of March 28, 2020 (the last day of Fiscal 2020).
On April 1, 2020, the Company elected to draw down in full on the remaining approximately $300 million available under its Revolving Credit Facility. As of that date, the Company’s total Revolving Credit Facility debt was $1.0 billion.
Borrowings under the Revolving Credit Facility bear interest, at the Company’s option, at (i) for loans denominated in U.S. Dollars, an alternate base rate, which is the greatest of (x) the prime rate publicly announced from time to time by JPMorgan Chase, (y) the greater of the federal funds effective rate and the Federal Reserve Bank of New York overnight bank funding rate and zero, plus 50 basis points, and (z) the greater of the one-month London Interbank Offered Rate adjusted for statutory reserve requirements for Eurocurrency liabilities (“Adjusted LIBOR”) and zero, plus 100 basis points, in each case, plus an applicable margin based on the Company’s public debt ratings; (ii) for loans denominated other than in Canadian Dollars, the greater of Adjusted LIBOR for the applicable interest period and zero, plus an applicable margin based on the Company’s public debt rating; (iii) for loans denominated in Canadian Dollars, the Canadian prime rate, which is the greater of the PRIMCAN Index rate and the rate applicable to one-month Canadian Dollar banker’s acceptances quoted on Reuters (“CDOR”), plus 100 basis points, plus an applicable margin based on the Company’s public debt ratings; or (iv) for loans denominated in Canadian Dollars, the average CDOR rate for the applicable interest period, plus 0.10% per annum, plus an applicable margin based on the Company’s public debt ratings.
Loans under the 2018 Credit Facility may be prepaid and commitments may be terminated or reduced by the borrowers without premium or penalty other than customary “breakage” costs with respect to loans bearing interest based upon Adjusted LIBOR or the CDOR rate.
This summary does not purport to be complete and is qualified in its entirety by reference to the 2018 Credit Facility which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated March 20, 2020 (File No. 001-35368) and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.
On April 6, 2020, the Company issued a press release providing an update on its financial and operational initiatives to reduce the impact of COVID-19. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS.
On April 6, 2020, the Company announced that it will extend the temporary closure of all retail locations in North America and Europe until approximately June 1, 2020, and that it is furloughing all of its approximately 7,000 North America retail employees effective April 11, 2020. During this time, the Company will continue to pay the employer portion of benefits to support impacted retail personnel. In the United States and Canada, furloughed employees are also eligible for unemployment insurance as well as other government relief programs where available.
In addition, the Company announced that the annual total cash compensation for the Company’s board of directors would be reduced by 50% for Fiscal 2021, and that John D. Idol, Chairman and Chief Executive Officer, has voluntarily elected to forgo his salary for Fiscal 2021 except for the minimum necessary to cover benefits.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.
99.1	Capri Holdings Limited Press Release, dated April 6, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS
All statements other than statements of historical facts included in this Current Report on Form 8-K may be forward-looking statements. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of the Company about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These forward-looking statements are not guarantees of future financial performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2019 (File No. 001-35368) and Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2019 (File No. 001-35368). Any forward-looking statement in this Current Report on Form 8-K speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: April 6, 2020
	By:	/s/ Thomas J. Edwards, Jr.
	Name:	Thomas J. Edwards, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer